Exhibit 10.20

ADDENDUM TO

AMENDED AND RESTATED SERVICE AND EXPENSE AGREEMENT,

AS AMENDED BY AMENDMENT NO. 1

ALLSTATE INSURANCE COMPANY, an Illinois insurance company (“Allstate”), and certain affiliates of Allstate (“Affiliates”) entered into an Amended and Restated Service and Expense Agreement effective as of January 1, 2004 (the “Agreement”), as amended by Amendment No. 1 effective as of January 1, 2009 (“Amendment No. 1”).  The Agreement as amended by Amendment No. 1 is hereinafter referred to as the “Amended Agreement.”  The Amended Agreement provides that Allstate will furnish or cause to be furnished certain services and facilities subject to the terms and conditions set forth in the Amended Agreement.  The Amended Agreement also provides that the Affiliates may furnish certain services and facilities to Allstate and to other Affiliates from time to time subject to the terms and conditions in the Amended Agreement, and it provides for possible future alternative methods of costing for facilities and services provided pursuant to the Amended Agreement.

Each of the following Affiliates became parties to the Amended Agreement by execution of an Addendum dated the date indicated after their respective names:

Affiliate	Date
Allstate Enterprises, LLC	June 12, 2008
Allstate Finance Company, LLC	July 28, 2010
Allstate Insurance Holdings, LLC	April 28, 2008
Credit Card Sentinel, Inc.	August 21, 2008
North Light Specialty Insurance Company	May 20, 2008
Ocoma Industries, Inc.	August 21, 2008
Pablo Creek Services, Inc.	May 22, 2008
Road Bay Investments, LLC	February 21, 2008
Signature Agency, Inc.	August 21, 2008
Signature Motor Club of California, Inc.	August 21, 2008
Signature Motor Club, Inc.	August 21, 2008
Signature Nationwide Auto Club of California, Inc.	August 21, 2008
Signature’s Nationwide Auto Club, Inc.	August 21, 2008

By executing this Addendum, each of the Affiliates listed above agrees that the Amended Agreement is, and since the date of its execution of its Addendum has been, subject to that certain Letter Agreement effective as of December 1, 2007, regarding the meaning of “monthly intercompany settlement process” and Statement of Statutory Accounting Principles No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, a copy of which is attached hereto.

This Addendum may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Exhibit 10.20

ALLSTATE ENTERPRISES, LLC

ALLSTATE FINANCE COMPANY, LLC

CREDIT CARD SENTINEL, INC.

NORTH LIGHT SPECIALTY INSURANCE COMPANY

OCOMA INDUSTRIES, INC.

PABLO CREEK SERVICES, INC.

ROAD BAY INVESTMENTS, LLC

SIGNATURE AGENCY, INC.

SIGNATURE MOTOR CLUB, INC.

SIGNATURE MOTOR CLUB OF CALIFORNIA, INC.

SIGNATURE NATIONWIDE CLUB OF CALIFORNIA, INC.

SIGNATURE’S NATIONWIDE CLUB, INC.

BY:	/s/ Mario Rizzo
Mario Rizzo
Senior Vice President and Treasurer

Date:	August 17, 2011

ALLSTATE INSURANCE HOLDINGS, LLC

By:	/s/ Mario Rizzo
Mario Rizzo
Vice President and Treasurer

Date:	August 17, 2011

Acknowledged:

ALLSTATE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Senior Group Vice President and Controller

	Date:	August 17, 2011